POWER OF ATTORNEY



     I, the undersigned, appoint Malcolm A. Ryerse or, in his absence or inability to act, L. Pendleton Siegel or Richard L. Paulson, or any of them, my attorney-in-fact for me and in my name, place and stead to execute for me on my behalf in my capacity as a Director of Potlatch Corporation, the Annual Report on Form 10-K of Potlatch Corporation for the fiscal year ended December 31, 2000, to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of this Power of Attorney.
     IN WITNESS WHEREOF, I have executed this Power of
  Attorney as of March 2, 2001.




                              Richard A. Clarke
                                 (DIRECTOR)

                       POWER OF ATTORNEY



     I, the undersigned, appoint Malcolm A. Ryerse or, in his absence or inability to act, L. Pendleton Siegel or Richard
  L. Paulson, or any of them, my attorney-in-fact for me and in my name, place and stead to execute for me on my behalf in my capacity as a Director of Potlatch Corporation, the Annual Report on Form 10-K of Potlatch Corporation for the fiscal year ended December 31, 2000, to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of this Power of Attorney.
     IN WITNESS WHEREOF, I have executed this Power of
  Attorney as of March 2, 2001.




                              Kenneth T. Derr
                                (DIRECTOR)

                       POWER OF ATTORNEY



    I, the undersigned, appoint Malcolm A. Ryerse or, in his absence or inability to act, L. Pendleton Siegel or Richard
  L. Paulson, or any of them, my attorney-in-fact for me and in my name, place and stead to execute for me on my behalf in my capacity as a Director of Potlatch Corporation, the Annual Report on Form 10-K of Potlatch Corporation for the fiscal year ended December 31, 2000, to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of this Power of Attorney.
     IN WITNESS WHEREOF, I have executed this Power of
  Attorney as of March 2, 2001.




                              Boh A. Dickey
                               (DIRECTOR)

                       POWER OF ATTORNEY



     I, the undersigned, appoint Malcolm A. Ryerse or, in his absence or inability to act, L. Pendleton Siegel or Richard
  L. Paulson, or any of them, my attorney-in-fact for me and in my name, place and stead to execute for me on my behalf in my capacity as a Director of Potlatch Corporation, the Annual Report on Form 10-K of Potlatch Corporation for the fiscal year ended December 31, 2000, to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of this Power of Attorney.
     IN WITNESS WHEREOF, I have executed this Power of
  Attorney as of March 2, 2001.



                              Vivian W. Piasecki
                                  (DIRECTOR)

                       POWER OF ATTORNEY



     I, the undersigned, appoint Malcolm A. Ryerse or, in his absence or inability to act, L. Pendleton Siegel or Richard
  L. Paulson, or any of them, my attorney-in-fact for me and in my name, place and stead to execute for me on my behalf in my capacity as a Director of Potlatch Corporation, the Annual Report on Form 10-K of Potlatch Corporation for the fiscal year ended December 31, 2000, to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of this Power of Attorney.
     IN WITNESS WHEREOF, I have executed this Power of
  Attorney as of March 2, 2001.




                              Toni Rembe
                              (DIRECTOR)

                       POWER OF ATTORNEY



     I, the undersigned, appoint Malcolm A. Ryerse or, in his absence or inability to act, L. Pendleton Siegel or Richard
  L. Paulson, or any of them, my attorney-in-fact for me and in my name, place and stead to execute for me on my behalf in my capacity as a Director of Potlatch Corporation, the Annual Report on Form 10-K of Potlatch Corporation for the fiscal year ended December 31, 2000, to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of this Power of Attorney.
     IN WITNESS WHEREOF, I have executed this Power of
  Attorney as of March 2, 2001.




                              Reuben F. Richards
                                 (DIRECTOR)

                       POWER OF ATTORNEY



     I, the undersigned, appoint Malcolm A. Ryerse or, in his absence or inability to act, L. Pendleton Siegel or Richard
  L. Paulson, or any of them, my attorney-in-fact for me and in my name, place and stead to execute for me on my behalf in my capacity as a Director of Potlatch Corporation, the Annual Report on Form 10-K of Potlatch Corporation for the fiscal year ended December 31, 2000, to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of this Power of Attorney.
     IN WITNESS WHEREOF, I have executed this Power of
  Attorney as of March 2, 2001.




                              Judith M. Runstad
                                 (DIRECTOR)

                       POWER OF ATTORNEY



     I, the undersigned, appoint Malcolm A. Ryerse or, in his absence or inability to act, L. Pendleton Siegel or Richard
  L. Paulson, or any of them, my attorney-in-fact for me and in my name, place and stead to execute for me on my behalf in my capacity as a Director of Potlatch Corporation, the Annual Report on Form 10-K of Potlatch Corporation for the fiscal year ended December 31, 2000, to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of this Power of Attorney.
     IN WITNESS WHEREOF, I have executed this Power of
  Attorney as of March 2, 2001.




                              Gregory L. Quesnel
                                  (DIRECTOR)

                       POWER OF ATTORNEY



     I, the undersigned, appoint Malcolm A. Ryerse or, in his absence or inability to act, Richard L. Paulson, or either of them, my attorney-in-fact for me and in my name, place and stead to execute for me on my behalf in my capacity as a Director of Potlatch Corporation, the Annual Report on Form 10-K of Potlatch Corporation for the fiscal year ended December 31, 2000, to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of this Power of Attorney.
     IN WITNESS WHEREOF, I have executed this Power of
  Attorney as of March 2, 2001.




                              L. Pendleton Siegel
                              Chairman of the Board and
                              Chief Executive Officer

                       POWER OF ATTORNEY



     I, the undersigned, appoint Malcolm A. Ryerse or, in his absence or inability to act, L. Pendleton Siegel, Richard
  L. Paulson, or any of them, my attorney-in-fact for me and in my name, place and stead to execute for me on my behalf in my capacity as an Officer of Potlatch Corporation, the Annual Report on Form 10-K of Potlatch Corporation for the fiscal year ended December 31, 2000, to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of this Power of Attorney.
     IN WITNESS WHEREOF, I have executed this Power of
  Attorney as of March 2, 2001.



                              Gerald L. Zuehlke
                              Vice President, Finance,
                              Chief Financial Officer and
                              Treasurer

                       POWER OF ATTORNEY



     I, the undersigned, appoint Malcolm A. Ryerse or, in his absence or inability to act, L. Pendleton Siegel or Richard
  L. Paulson, or any of them, my attorney-in-fact for me and in my name, place and stead to execute for me on my behalf in my capacity as a Director of Potlatch Corporation, the Annual Report on Form 10-K of Potlatch Corporation for the fiscal year ended December 31, 2000, to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of this Power of Attorney.
     IN WITNESS WHEREOF, I have executed this Power of
  Attorney as of March 2, 2001.





                              Frederick T. Weyerhaeuser
                                     (DIRECTOR)

                       POWER OF ATTORNEY



     I, the undersigned, appoint Malcolm A. Ryerse or, in his absence or inability to act, L. Pendleton Siegel or Richard
  L. Paulson, or any of them, my attorney-in-fact for me and in my name, place and stead to execute for me on my behalf in my capacity as a Director of Potlatch Corporation, the Annual Report on Form 10-K of Potlatch Corporation for the fiscal year ended December 31, 2000, to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of this Power of Attorney.
     IN WITNESS WHEREOF, I have executed this Power of
  Attorney as of March 2, 2001.




                              William T. Weyerhaeuser
                                    (DIRECTOR)

                       POWER OF ATTORNEY



     I, the undersigned, appoint Malcolm A. Ryerse or, in his absence or inability to act, L. Pendleton Siegel, or either of them, my attorney-in-fact for me and in my name, place and stead to execute for me on my behalf in my capacity as an Officer of Potlatch Corporation, the Annual Report on Form 10-K of Potlatch Corporation for the fiscal year ended December 31, 2000, to be filed with the Securities and Exchange Commission under the Securities Exchange
  Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of the Power of Attoney.
     IN WITNESS WHEREOF, I have executed this Power of
  Attorney as of March 2, 2001.




                              Richard L. Paulson
                              President and
                              Chief Operating Officer

                       POWER OF ATTORNEY



     I, the undersigned, appoint Malcolm A. Ryerse or, in his absence or inability to act, L. Pendleton Siegel, Richard
  L. Paulson, or any of them, my attorney-in-fact for me and in my name, place and stead to execute for me on my behalf in my capacity as an Officer of Potlatch Corporation, the Annual Report on Form 10-K of Potlatch Corporation for the fiscal year ended December 31, 2000, to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, and any and all amendments thereto, hereby ratifying, approving and confirming all that any such attorney-in-fact may do by virtue of this Power of Attorney.
     IN WITNESS WHEREOF, I have executed this Power of
  Attorney as of March 2, 2001.




                              Terry L. Carter
                              Controller